Morgan Stanley Institutional Fund, Inc.

Vitality Portfolio

Summary Prospectus   |   April 30, 2024

Share Class and Ticker Symbols
Class I	Class A	Class C	Class R6
MSVDX	MSVEX	MSVMX	MSVOX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFVitalityPortfollio. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  April 30, 2024 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Vitality Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any shares of the Fund and/or certain other Morgan Stanley Funds already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction, amounts to $50,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 81 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees  (fees paid directly from your investment)

	Class I	Class A	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Vitality Portfolio (Con’t)

Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class R6
Advisory Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	12.99%	19.21%	19.92%	19.80%
Total Annual Fund Operating Expenses[3]	13.74%	20.21%	21.67%	20.55%
Fee Waiver and/or Expense Reimbursement[3]	12.79%	18.91%	19.62%	19.65%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.95%	1.30%	2.05%	0.90%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 97	$ 2,712	$ 4,890	$ 8,872
Class A	$ 650	$ 4,041	$ 6,478	$ 9,981
Class C	$ 308	$ 3,957	$ 6,561	$ 10,044
Class R6	$ 92	$ 3,731	$ 6,326	$ 10,008

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 97	$ 2,712	$ 4,890	$ 8,872
Class A	$ 650	$ 4,041	$ 6,478	$ 9,981
Class C	$ 208	$ 3,957	$ 6,561	$ 10,044
Class R6	$ 92	$ 3,731	$ 6,326	$ 10,008
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 12 months, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I, 1.30% for Class A, 2.05% for Class C and 0.90% for Class R6. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13%  of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in securities of companies located in the United States that are principally engaged in the discovery, development, production, or distribution of products or services related to advances in healthcare. These companies include, but are not limited to, biotechnology, pharmaceuticals, medical equipment and supplies, healthcare technology, healthcare providers and services, and life sciences tools and services. The Fund may also allocate to industries related to the healthcare industry, but are not primarily engaged in the scientific advancement of healthcare. The allocation among these areas will vary depending on the relative potential the Adviser sees within each area and the outlook for the overall healthcare sector.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Vitality Portfolio (Con’t)

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages, strong research and development and productive new product flow, financial strength, and an attractive risk/reward profile. The Fund generally seeks investments in companies that are developing new and effective medicines, enabling novel and more efficient research and development efforts, as well as companies whose business models reduce costs or improve quality in healthcare systems. The Adviser typically focuses a significant portion of the Fund’s investments in a limited number of issuers, which may be in the same industry, sector or geographic region.

The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation.  Although consideration of ESG factors is incorporated into the investment process, it is only one of many tools the Adviser utilizes to make investment decisions.

The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the group of industries comprising the healthcare sector. Companies in the healthcare sector include biotechnology companies, pharmaceutical companies, medical equipment and supplies, healthcare technology, healthcare providers and services, and life sciences tools and services. Because the Fund is concentrated in the healthcare sector, it is less diversified than stock funds that invest in a broader range of industries and, therefore, the Fund could experience significant volatility.

The Fund will invest primarily in equity securities. The Fund may also invest in privately placed and restricted securities and special purpose acquisition companies.

The Adviser may invest up to 25% of the Fund’s total assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The equity securities in which the Fund primarily invests include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests, exchange-traded funds (“ETFs”) and open-end and closed-end investment companies (including those which may be managed by the Adviser or its affiliates) and initial public offerings (“IPOs”).

The Fund may use certain derivatives for the purposes of hedging, risk management, portfolio management or to earn income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•	Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Vitality Portfolio (Con’t)

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Healthcare Sector. The Fund will concentrate its investments in the group of industries comprising the healthcare sector and, from time to time, may concentrate its investments in one or more individual industries in the group of industries comprising the healthcare sector. By concentrating its investments in the group of industries comprising the healthcare sector, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such sector. The profitability of companies in the healthcare sector may be adversely affected by, among other things, extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, costs associated with obtaining and protecting patents, product liability and other claims, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market, economic and public health developments. To the extent that the Fund concentrates its investments in one or more individual industries comprising the healthcare sector (such as, but not limited to, biotechnology, pharmaceuticals, medical equipment and supplies, healthcare technology, healthcare providers and services, and life sciences tools and services companies), the Fund will be particularly susceptible to the risks associated with such industry or industries.

Biotechnology, healthcare technology, pharmaceutical and life sciences tools and services companies are heavily dependent on patents and intellectual property rights and the loss or impairment of such rights will negatively impact a company’s profitability. In addition, these companies are subject to the risk of new technologies and competition, large expenditures on research and development of products and services that may not prove commercially successful, regulations and restrictions imposed by the Food and Drug Administration, the Environmental Protection Agency, state and local governments and foreign regulatory authorities, and thin capitalization. Medical equipment and supply companies are heavily dependent on patent protection and may be subject to extensive litigation based on product liability and similar claims. In addition, medical equipment companies are subject to the risk that products can become obsolete due to industry innovation, changes in technology or other market developments, and may not receive necessary regulatory approvals to become commercially viable. Healthcare providers and services companies are particularly subject to certain risks, including restrictions on government reimbursement for medical expenses, an increased emphasis on outpatient services, rising costs of medical products and public health conditions.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Vitality Portfolio (Con’t)

exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•	Focused Investing. Although the Fund is a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund typically invests a significant portion of its portfolio in a limited number of issuers, which may be in the same industry, sector or geographic region. As a result, the Fund will be more susceptible to risks associated with, and negative events affecting those issuers, industries, sectors or geographic regions, and a decline in the value of a particular instrument may cause the Fund’s overall value to be more volatile and decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of one or more indexes intended to measure broad market performance. The Fund’s primary benchmark index was changed from the Russell 3000® Health Care Net Index to the Russell 3000® Index effective April 30, 2024 to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The additional index in the table provides a means to compare the Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Vitality Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	12/31/23	8.32%
Low Quarter	06/30/22	-24.06%

Average Annual Total Returns
(for the calendar periods ended  December 31, 2023)

	Past One Year	Since Inception
Class I (commenced operations on 12/31/2021)
Return Before Taxes	9.25%	-18.93%
Return After Taxes on Distributions[1]	9.25%	-19.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	-14.23%
Class A (commenced operations on 12/31/2021)
Return Before Taxes	3.25%	-21.34%
Class C (commenced operations on 12/31/2021)
Return Before Taxes	7.03%	-19.79%
Class R6 (commenced operations on 12/31/2021)
Return Before Taxes	9.42%	-18.84%
Russell 3000® Index (reflects no deduction for fees)[2]	25.96%	0.88%[3]
Russell 3000® Health Care Net Index (reflects no deduction for fees, expenses or taxes)[4]	2.40%	-2.15%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 96% of the investable U.S. equity market. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Russell 3000® Health Care Net Index is a capitalization-weighted index of companies involved in medical services or health care. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers.  The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Anne Edelstein	Executive Director	December 2021
Jenny Leeds, Ph.D.	Vice President	December 2021

Purchase and Sale of Fund Shares

The minimum initial investment generally is $1 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class R6 shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution,

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Vitality Portfolio (Con’t)

defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-869-6397) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a  Financial Intermediary (such as a bank), the Adviser  and/or the Distributor may pay the Financial  Intermediary for the sale of Fund shares and related  services. These payments, which may be significant in  amount, may create a conflict of interest by influencing  the Financial Intermediary and your salesperson to recommend  the Fund over another investment. Ask  your salesperson or visit your Financial Intermediary’s  web site for more information.

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SU-MSIF-61 4/24